UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CVS Health Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
CVS HEALTH CORPORATION
CVS HEALTH CORPORATION C/O EQUINITI SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945	2023 Annual Meeting May 18, 2023 at 8:00 A.M., ET www.virtualshareholdermeeting.com/CVS2023 Vote by May 17, 2023 at 11:59 P.M., ET

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You invested in CVS HEALTH CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on May 18, 2023.

Get informed before you vote

View the Notice of 2023 Annual Meeting of Stockholders, Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	We urge you to vote in advance, but you may also vote virtually at the Annual Meeting* May 18, 2023 8:00 A.M., ET Virtually at: www.virtualshareholdermeeting.com/CVS2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Fernando Aguirre	For
1b.	Jeffrey R. Balser, M.D., Ph.D.	For
1c.	C. David Brown II	For
1d.	Alecia A. DeCoudreaux	For
1e.	Nancy-Ann M. DeParle	For
1f.	Roger N. Farah	For
1g.	Anne M. Finucane	For
1h.	Edward J. Ludwig	For
1i.	Karen S. Lynch	For
1j.	Jean-Pierre Millon	For
1k.	Mary L. Schapiro	For
2.	Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2023	For
3.	Say on Pay, a Proposal to Approve, on an Advisory Basis, the Company’s Executive Compensation	For
4.	Proposal to Recommend, on an Advisory Basis, the Frequency of Advisory Votes on Executive Compensation Votes	Year
5.	Stockholder Proposal Requesting Paid Sick Leave for All Employees	Against
6.	Stockholder Proposal for Reducing our Ownership Threshold to Request a Special Stockholder Meeting	Against
7.	Stockholder Proposal Regarding “Fair Elections” and Requiring Stockholder Approval of Certain Types of By-law Amendments	Against
8.	Stockholder Proposal Requesting a Report on a “Worker Rights Assessment”	Against
9.	Stockholder Proposal to Prevent Company Directors from Simultaneously Sitting on the Boards of Directors of Any Other Company	Against
NOTE: In their discretion, the proxies may vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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